Exhibit 10.13

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

License Agreement

This License Agreement (“Agreement”) is made as of the date of the last authorized signature below (the “Effective Date”), by and between The Board of Regents (“Board”) of The University of Texas System (“System”), an agency of the State of Texas, whose address is 210 West 7th Street, Austin, Texas 78701, on behalf of The University of Texas M. D. Anderson Cancer Center (“MD Anderson”), a member institution of System, and Obsidian Therapeutics, Inc., having a principal place of business located at 1030 Massachusetts Avenue, Cambridge, MA 02138 (“Licensee” or “Obsidian”). Board, on behalf of MD Anderson, and Obsidian hereinafter may be referred to each as a “Party” and collectively as the “Parties.”

Recitals

A.	Board owns or co-owns MDA Licensed IP (defined below).

B.

Board, through MD Anderson, has determined that development and commercialization of the MDA Licensed IP is in the public’s best interest and is consistent with Board’s educational and research missions and goals.

C.	Board desires to have the MDA Licensed IP developed and commercialized for the benefit of Licensee, the inventors, Board, System, MD Anderson, and the public.

D.

MD Anderson and Obsidian are parties to that certain Collaborative Research & Option Agreement dated November 16, 2020, whereby MD Anderson granted Obsidian an option to enter into a license agreement for specified technologies.

E.	Obsidian now desires to secure a license to practice the MDA Licensed IP.

F.

Obsidian and MD Anderson may in the future desire to enter into a manufacturing agreement whereby MD Anderson manufactures product in furtherance of the Collaborative Research & Option Agreement or this Agreement, and if so, the terms and conditions that would address such manufacturing activity will be the subject of a separate agreement or an amendment to the Collaborative Research & Option Agreement or this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the Parties agree as follows:

This Agreement is subject to the rights of CPRIT as set forth on Exhibit A.

I. Definitions

As used in this Agreement, the following terms have the meanings indicated:

1.1	Achieved Milestone Event has the meaning set forth in Section 3.1(c).

1.2	Additional MDA IP means Board’s rights in technical information, know-how, processes, procedures, compositions, devices, methods, formulas, protocols, techniques, designs, drawings or data that:

a.	are not covered by MDA Patent Rights;

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

b.	are invented at MD Anderson, solely by one or more of the inventor(s) listed in Appendices 1 or 2 while employed at MD Anderson;

c.	are invented before the Effective Date;

d.	are necessary to practice the New MD Anderson Technology as licensed under this Agreement; and

e.	are not subject to contractual or legal restrictions or encumbrances that are in effect before the Effective Date and that would preclude a license to Licensee under this Agreement,

and Board’s rights in patent rights covering the foregoing and other intellectual property rights in the foregoing.

1.3	Affiliate means, with respect to a Party:

a.

any Person of which, now or hereafter, more than fifty percent (50%) of the securities or other ownership interests representing the equity, the voting stock or general partnership interest are owned, controlled or held, directly or indirectly, by such Party; or

b.

any Person which, now or hereafter, directly or indirectly, owns, controls or holds more than fifty percent (50%) (or the maximum ownership interest permitted by law) of the securities or other ownership interests representing the equity, the voting stock or, if applicable, the general partnership interest, of such Party; or

c.

any Person of which, now or hereafter, more than fifty percent (50%) of the securities or other ownership interests representing the equity, the voting stock or general partnership interest are owned, controlled or held, directly or indirectly, by a Person described in (a) or (b).

1.4	Aggregate Annual Net Sales means the Net Sales of all Developed Product(s) and Licensed Product(s) for all Indications during a Calendar Year.

1.5	Agreement has the meaning set forth in the preamble above.

1.6

Applicable Law means the laws of any jurisdiction applicable to any of the Parties hereto, and shall include all applicable statutes, enactments, acts of legislature, laws, ordinances, rules, regulations, notifications, guidelines, policies, directions, directives and orders of any statutory authority, tribunal, board, or court having competent jurisdiction, or any applicable Governmental Authority, including if and where applicable, any of the foregoing:

a.

U.S. Food, Drug and Cosmetic Act, (21 U.S.C. §301 et seq.), Prescription Drug Marketing Act, the Generic Drug Enforcement Act of 1992 (21 U.S.C. §335a et seq.), U.S. Patent Act (35 U.S.C. §1 et seq.), Federal Civil False Claims Act (31 U.S.C. §3729 et seq.), and the Anti-Kickback Statute (42 U.S.C. §1320a-7b et seq.);

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

b.

laws or regulations that govern human subjects research, patient consent or authorization, privacy or use of information, and the like, including HIPAA as amended by the Health Information Technology for Economic and Clinical Health Act and the US Physician Payment Sunshine Act;

c.	Good Manufacturing Practices, Good Clinical Practices, Good Laboratory Practices, and ICH guidelines; and

d.	applicable requirements and official guidance of any relevant Regulatory Authority; and

e.

any rules, regulations, and compliance guidance promulgated under any of the foregoing, as well as foreign equivalents of any of the foregoing, in each case as may be amended and as may be in effect from time to time and applicable to conduct under this Agreement.

1.7

Background IP means, with respect to MD Anderson or Obsidian, any patents, know-how and other intellectual property: (a) owned, controlled, or generated by or on behalf of such party or its Affiliates before the effective date of the Collaborative Research & Option Agreement; or (b) owned, controlled, or generated by or on behalf of such party or its Affiliates outside the scope of (i) the collaborative research activities identified and described in Exhibit A of the Collaborative Research & Option Agreement, (ii) the responsibilities of the joint development committee under the Collaborative Research & Option Agreement, and (iii) other than exercise of MD Anderson’s rights or obligations under Section 7.9.b of the Collaborative Research & Option Agreement related to any technology listed on Appendix 1 and/or Appendix 2 of Exhibit D of the Collaborative Research & Option Agreement, the exercise by Obsidian or MD Anderson of its prosecution rights or responsibilities under the Collaborative Research & Option Agreement.

1.8	Board has the meaning set forth in the preamble above.

1.9	BPCIA means the U.S. Biologics Price Competition and Innovation Act of 2009, as amended.

1.10

Calendar Quarter means respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31; provided, however, that (a) the first Calendar Quarter of the Term shall extend from the Effective Date to the end of the first complete Calendar Quarter thereafter; and (b) the last Calendar Quarter of the Term shall end on the effective date of the expiration or termination of this Agreement.

1.11

Calendar Year means the period of twelve (12) consecutive calendar months beginning on January 1 and ending on (and including) December 31; provided, however, that (a) the first Calendar Year of the Term will begin on the Effective Date and end on December 31 of the calendar year within which the Effective Date falls, and (b) the last Calendar Year of the Term will end on the effective date of the expiration or termination of this Agreement.

1.12	Clinical Trial shall mean a Phase I Clinical Trial, Phase II Clinical Trial, Phase III Clinical Trial, or Registrational Trial, as applicable.

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

1.13

Collaboration Arising IP means any invention, discovery, or know-how, whether patentable or otherwise, invented or discovered by or on behalf of MD Anderson and/or Obsidian or their respective Affiliates, whether solely or jointly, during the term of the Collaborative Research & Option Agreement and resulting from the performance of (a) the collaborative research activities identified and described in Exhibit A of the Collaborative Research & Option Agreement, (b) the responsibilities of the joint development committee under the Collaborative Research & Option Agreement, or (c) the exercise by Obsidian or MD Anderson of its prosecution rights or responsibilities under the Collaborative Research & Option Agreement; provided, however, that this subpart (c) shall not include exercise of MD Anderson’s rights or obligations under Section 7.9.b of the Collaborative Research & Option Agreement related to any technology listed on Appendix 1 and/or Appendix 2 of Exhibit D of the Collaborative Research & Option Agreement.

1.14	Collaborative Research & Option Agreement means that certain Collaborative Research & Option Agreement between MD Anderson and Obsidian dated November 16, 2020.

1.15

Commercially Reasonable Efforts shall mean, with respect to Licensee, such efforts that are consistent with the efforts and resources normally used by Licensee in the exercise of its reasonable business discretion relating to the research, development and commercialization of a pharmaceutical product owned by it or to which it has exclusive rights, with similar product characteristics, which is of similar market potential at a similar stage in its development or product life, taking into account issues of patent coverage, safety and efficacy, product profile, the competitiveness of the marketplace, the proprietary position of the compound or product, the regulatory structure involved, the potential or actual profitability of the applicable products (including pricing and reimbursement status achieved or to be achieved), and other relevant factors, including technical, legal, scientific and/or medical factors. For purposes of clarity, Commercially Reasonable Efforts with respect to Licensee shall be determined on a market-by-market and Indication-by-Indication basis for a particular product such that the level of effort may be different for different markets and may change over time, reflecting changes in the status of the product and the market(s) involved.

1.16

Competitive Infringement means any infringement or threatened infringement by a Third Party by reason of the making, using, offering to sell, selling or importing of a compound or product that would be competitive with a Licensed Product or Developed Product in the Licensed Field in the Licensed Territory.

1.17	CPRIT means the Cancer Prevention and Research Institute of Texas, established pursuant to the Texas Health and Safety Code, Title 2, Subtitle E, Chapter 102, as may be amended or superseded.

1.18	cytoDRiVE Technology means any Background IP of Obsidian that relates to the research and development of engineered cell and gene therapy to control gene and protein expression in numerous cell types.

1.19	Development Milestone Event has the meaning set forth in Section 3.1(c).

1.20	Development Milestone Payment has the meaning set forth in Section 3.1(c).

1.21	Developed Product means:

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

a.	any engineered TIL therapeutic product, method or process that:

i.	is invented, discovered, created or developed as a result of, and during the performance of, the Collaborative Research & Option Agreement; and

ii.	[***]; and

b.	any modification of such product, method, or process.

1.22	Dollar shall mean a U.S. dollar, and “$” shall be interpreted accordingly.

1.23	Effective Date has the meaning set forth in the preamble above.

1.24	EMA means the European Medicines Agency.

1.25	Extension Fee has the meaning set forth in Section 2.6(a).

1.26	FDA means the United States Food & Drug Administration or any successor agency thereto.

1.27

First Commercial Sale means, on a country-by-country and product-by-product basis, the first Sale of a Developed Product or Licensed Product by Licensee or its Sublicensee to an end user or prescriber for use, consumption or resale of such product in a country in the Licensed Territory where Marketing Authorization of such product has been obtained and where the Sale results in a Net Sale. Sale of a Developed Product or Licensed Product under this Agreement by Licensee to its Sublicensee shall not constitute a First Commercial Sale unless such Sublicensee is the end user of such product and such Sale results in a Net Sale. Transfer or sale of a Developed Product or Licensed Product to a Royalty-Free Practitioner shall not constitute a First Commercial Sale. First Commercial Sale excludes any transfer or disposition for use in a Clinical Trial or for compassionate or similar use for which no value is received by Licensee or its Sublicensee.

1.28	GAAP means United States generally accepted accounting principles.

1.29

GCP or Good Clinical Practices means the then-current standards, practices and procedures promulgated or endorsed by the FDA as set forth in the guidelines adopted by the International Conference on Harmonization, titled “Guidance for Industry E6 Good Clinical Practice: Consolidated Guidance,” (or any successor document) including related regulatory requirements imposed by the FDA and comparable regulatory standards, practices and procedures promulgated by the EMA or other Regulatory Authority applicable to the Licensed Territory, as they may be updated from time to time.

1.30

GLP or Good Laboratory Practice shall mean the applicable then-current standards for laboratory activities for pharmaceuticals or biologicals, as set forth in the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. §§ 301 et seq., and/or the Public Health Service Act, 42 U.S.C. §§ 262 et seq., as such may be amended from time to time, together with any similar standards of good laboratory practice as are required by any Regulatory Authority in the Licensed Territory.

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

1.31

GMP or Good Manufacturing Practice shall mean the applicable then-current standards for manufacturing activities for pharmaceuticals or biologicals, as set forth in the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. §§ 301 et seq., and/or the Public Health Service Act, 42 U.S.C. §§ 262 et seq., as such may be amended from time to time, together with any similar standards of good manufacturing practice as are required by any Regulatory Authority in the Licensed Territory.

1.32

Governmental Authority means any multi-national, federal, state, local, municipal or other government authority of any nature (including any governmental division, subdivision, department, instrumentality, agency, bureau, branch, office, commission, council, court or other tribunal), including the U.S. Government.

1.33	Gross Up has the meaning set forth in Section 3.4.

1.34	HIPAA means the Health Insurance Portability and Accountability Act of 1996, as amended.

1.35	ICH means the International Council for Harmonization of Technical Requirements for Pharmaceuticals for Human Use.

1.36	IFRS means the International Financial Reporting Standards, as promulgated by the International Standards Accounting Board.

1.37	IND means an application filed with a Regulatory Authority for authorization to commence clinical trials, including:

a.

in the United States, an Investigational New Drug Application (as defined in the United States Federal Food, Drug, and Cosmetic Act, as amended) that is required to be filed with the FDA before conducting a clinical trial;

b.	any foreign counterpart of the foregoing filed with a Regulatory Authority in conformance with the requirements of such Regulatory Authority (e.g., a clinical trial application (CTA)); and

c.	all supplements, amendments, variations, extensions and renewals of the foregoing that may be filed with respect to the foregoing.

1.38	Indemnitees has the meaning set forth in Section 7.3.

1.39	Indication means any use of a product for the treatment, prevention, cure, or to delay the progression, of a human disease or condition. As clarifying illustrative examples:

a.	[***];

b.	[***]; and

c.	[***].

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

1.40

Initiates or Initiation shall mean, with respect to a Clinical Trial for a Developed Product or a Licensed Product, the administration of the first dose of such Developed Product or Licensed Product or placebo to the first patient in such Clinical Trial.

1.41

Jointly Owned Developed Product IP means all Collaboration Arising IP that (a) is not New Obsidian Technology or New MD Anderson Technology and (b) (i) constitutes the composition, manufacture or method of use of a Developed Product or (ii) is an improvement or modification to both MD Anderson’s Background IP and Obsidian’s Background IP.

1.42	Licensed Field means the use of Developed Products and Licensed Products for human therapeutics, diagnostics, and prophylactics.

1.43	Licensed Product(s) means:

a.

any [***] product, method or process that is invented, discovered, created or developed by Licensee (or any Sublicensee) other than as a result of and during the performance of the Collaborative Research & Option Agreement, that [***]:

i.	[***]

ii.	[***]; and

b.	and any modification thereof.

1.44	Licensed Territory means worldwide.

1.45	Licensee has the meaning set forth in the preamble above.

1.46	Licensee Indemnitees has the meaning set forth in Section 7.2.

1.47	Licensee Patents has the meaning set forth in Section 13.9.

1.48	Major European Country means each of the [***].

1.49

Marketing Authorization means the approvals from the relevant Regulatory Authority necessary to market and sell a respective Developed Product or Licensed Product in a given country or jurisdiction in the Licensed Territory, including pricing approval by a Governmental Authority in any country or jurisdiction in the Licensed Territory where such pricing approval is necessary to market and sell a respective Developed Product or Licensed Product.

1.50	MD Anderson has the meaning set forth in the preamble above.

1.51	MD Anderson Technology means [***].

1.52	MDA Exclusive IP means Board’s rights in:

a.	[***];

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

b.	[***];

c.	[***]; and

d.	[***].

1.53	MDA Licensed IP means MDA Exclusive IP, MDA Non-exclusive IP and Additional MDA IP.

1.54	MDA Non-exclusive IP means Board’s rights in the technology described on Appendix 2.

1.55	MDA Patent Rights means patents and patent applications:

a.	[***];

b.	[***];

c.	[***];

d.	[***];

e.	[***];

f.	[***]; and

g.	[***].

1.56	Multiple Indication Phase I Clinical Trial has the meaning set forth in Section 3.1(c).

1.57	Net Sales means [***]:

a.	[***];

b.	[***];

c.	[***];

d.	[***]; and

e.	[***];

[***]

For the avoidance of doubt:

i.	[***].

ii.	[***].

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

iii.	[***].

iv.	[***].

v.	[***].

vi.	[***].

vii.	[***].

1.58	New MD Anderson Technology means [***].

1.59	New Obsidian Technology means [***].

1.60	Obsidian Technology means [***].

1.61	Party and Parties have the meaning set forth in the preamble above.

1.62	Past Patent Expenses has the meaning set forth in Section 3.1(a).

1.63	Patent Challenge has the meaning set forth in Section 13.9.

1.64

Patent Expenses means reasonable out-of-pocket expenses incurred by MD Anderson in preparing (including conducting prior art searches with the advance written consent of Obsidian, such consent not to be unreasonably withheld), filing, prosecuting (including any type of post-grant or post-issuance proceedings), defending, and maintaining patent applications and patents for New MD Anderson Technology and the technology listed on Appendix 1. For clarity, Patent Expenses will not include any expenses relating to the filing, prosecuting, defending, or maintaining of any patent application or patent within the MDA Non-exclusive IP.

1.65

Person means any individual, partnership, joint venture, limited liability company, corporation, firm, trust, association, unincorporated organization, Governmental Authority or agency, or any other entity not specifically listed herein.

1.66	Phase I Clinical Trial means:

a.

the first introduction into humans of a product with the purpose of determining human toxicity, metabolism, absorption, elimination and other pharmacological action, as more fully defined by the rules and regulations of the FDA, including 21 C.F.R. § 312.21(a) or any future revisions or substitutes therefor; or

b.	a similar clinical trial in any national jurisdiction other than the United States.

For the avoidance of doubt, the emphasis of a Phase I Clinical Trial is on the safety and tolerability of a product and is used to plan patient dosing in a Phase II Clinical Trial.

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

1.67	Phase II Clinical Trial means:

a.

early controlled clinical studies conducted to obtain preliminary data on the effectiveness of a product for a particular indication, as more specifically defined by the rules and regulations of the FDA, including 21 C.F.R. § 312.21(b) or any future revisions or substitutes therefor; or

b.

any clinical trial that obtains data regarding the efficacy of a product, including without limitation Phase Ib clinical trial of a product, a clinical trial of a product consisting of a cohort expansion, or a combined Phase Ib/II clinical trial of a product; or

c.	a clinical trial similar to the foregoing (a) or (b) in any jurisdiction other than the United States.

For the avoidance of doubt, when the safety and tolerability of a product has been established through the conduct of a Phase I Clinical Trial, the next clinical trial of a product will be a Phase II Clinical Trial unless such clinical trial qualified as a Phase III Clinical Trial.

1.68	Phase III Clinical Trial means:

a.

expanded clinical trials that are conducted to gather the additional information about effectiveness and safety that is needed to evaluate the overall benefit-risk relationship of a product for that portion of the FDA submission and approval process defined by the rules and regulations of the FDA pursuant to 21 C.F.R. § 312.21(c) or any future revisions or substitutes therefor; or

b.	a similar clinical trial in any national jurisdiction other than the United States

1.69	Practitioner Inventors has the meaning set forth in Section 1.75.

1.70

Proceeding means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination or investigation that is, has been or may in the future be commenced, brought, conducted or heard at law or in equity or before any Governmental Authority.

1.71	Protected Health Information has the meaning set forth in HIPAA.

1.72	Refunded Amount has the meaning set forth in Section 3.4.

1.73

Registrational Trial means, with respect to a Developed Product or a Licensed Product, any human, multi-site clinical trial (whether or not designated a Phase I Clinical Trial, a Phase II Clinical Trial, or Phase III Clinical Trial) for such Developed Product or Licensed Product on a sufficient number of subjects:

a.	the results of which, together with prior data and information concerning such product, are intended to establish that such product is safe and effective for its intended use in the United States; and

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

b.	that forms the basis (alone or with one or more additional Clinical Trials) of an effectiveness claim in support of Marketing Authorization for such product.

For clarity, the following shall be deemed to be a Registrational Trial:

i.	a Phase III Clinical Trial; and/or

ii.

a Phase II Clinical Trial, the data from which is intended to serve as the basis for an effectiveness claim in support of a filing for Marketing Authorization, in which case, for purposes of the Development Milestone Payment for the “Initiation of Registrational Trial” Development Milestone Event, such Registrational Trial will be deemed to have been Initiated upon the filing of the applicable filing for Marketing Authorization that is supported by the data from such trial.

1.74

Regulatory Authority means any federal, national, multinational, regional, state, provincial or local regulatory agency, department, bureau, commission, council or other governmental or quasi-governmental entity with authority over the testing, manufacture, use, storage, import, promotion, marketing, pricing and reimbursement approval, or sale of drug products in a country or territory, including the FDA, EMA and any corresponding national or regional regulatory authorities.

1.75

Royalty-Free Practitioner means MD Anderson and the following individuals: [***] and any inventor or creator of MDA Licensed IP that practices medicine or prescribes medication (“Practitioner Inventors”), and any partner or associate who practices medicine with one or more of the foregoing individuals, but with respect to such partner or associate, only for such time as he/she is engaged in a bona fide medical practice with one or more of the Practitioner Inventors.

1.76

Royalty Term means, on a country-by-country or jurisdiction-by-jurisdiction and Licensed Product-by-Licensed Product or Developed Product-by-Developed Product basis, the period commencing on the First Commercial Sale of such product and continuing until the date that is [***] from First Commercial Sale of such Developed Product or Licensed Product in such country or jurisdiction.

1.77

Sale or Sold means the transfer or disposition of a Developed Product or Licensed Product for value; provided, however, that a transfer or disposition of a Developed Product or Licensed Product for value shall not be included in Sales if:

a.	the transfer is to Licensee or a Sublicensee for resale and not for end use by Licensee or a Sublicensee; or

b.	the transfer is to a Royalty-Free Practitioner.

1.78	Sales Milestone Event has the meaning set forth in Section 3.1(d).

1.79	Sales Milestone Payment has the meaning set forth in Section 3.1(d).

1.80	SEC means the U.S. Securities and Exchange Commission.

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

1.81	Skipped Indication has the meaning set forth in Section 3.1(c).

1.82	Skipped Milestone Event has the meaning set forth in Section 3.1(c).

1.83

Sublicense Agreement means any agreement or arrangement pursuant to which Licensee (or a Sublicensee) grants any of the license rights granted to the Licensee under this Agreement. An assignment of all rights and obligations under this Agreement shall not be deemed to be a Sublicense Agreement.

1.84

Sublicensee means any entity to whom an express sublicense of any MDA Licensed IP has been granted under any Sublicense Agreement. For clarity, a Third Party wholesaler or distributor who does not pay any consideration to Licensee or a Sublicensee for such wholesale or distributor rights, shall not be deemed a Sublicensee, and the resale by such a wholesaler or distributor shall not be treated as royalty-bearing Sales by a Sublicensee provided that a royalty is being paid to MD Anderson by Licensee for the initial transfer to the wholesaler or distributor pursuant to Section 3.1.

1.85	System has the meaning set forth in the preamble above.

1.86

Tax means any form of tax or taxation, levy, duty, charge, contribution or withholding of whatever nature (including any fine, penalty, surcharge or interest related to any tax owed by Licensor) imposed by, or payable to, any government, state or municipality, or any local, state, federal or other fiscal, revenue, customs, or excise authority, body or official in the Licensed Territory.

1.87	Term has the meaning set forth in Section 11.1.

1.88	Third Party means any Person other than MD Anderson, Licensee, or their respective Affiliates.

1.89	Third Party Infringement Claim has the meaning set forth in Section 5.7.

1.90	TIL means tumor-infiltrating lymphocyte.

1.91	U.S. Government means the Government of the United States.

1.92	Valid Claim means:

a.	a claim of an issued patent included within the MDA Patent Rights in the Licensed Territory, which claim has not:

i.	expired, lapsed, been canceled, been dedicated to the public, been disclaimed or become abandoned,

ii.

been declared unpatentable, invalid, unenforceable, revoked, or canceled by a final, unappealable (or unappealed, within the time period prescribed by Applicable Law) decision or judgment of a court or other appropriate body or authority of competent jurisdiction, or

iii.	been admitted to be invalid or unenforceable; or

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

b.

a claim of a pending application included within the MDA Patent Rights in the Licensed Territory, which claim has not been canceled, withdrawn, abandoned or disallowed without the possibility of appeal or re-filing of the application and that has not been continuously pending for more than [***] from the earliest priority date from which such claim takes priority, unless and until such claim becomes an issued claim of an issued patent in which case it shall again be considered a Valid Claim under clause (a) above.

II. License & Commercialization

2.1	Board, through MD Anderson, hereby grants to Licensee:

a.

an exclusive, sublicensable license (through multiple tiers), under MDA Exclusive IP to make, have made, use, sell, offer for sale, import, develop, and commercialize Developed Products and Licensed Products for use in the Licensed Field in the Licensed Territory; provided, however, that such exclusive license shall be subject to the terms and conditions of this Agreement and shall be further subject to the following rights retained by Board and MD Anderson to:

i.	publish the general scientific findings from research related to MDA Exclusive IP; and

ii.	use the MDA Exclusive IP for patient care, research, teaching, and other academically-related purposes; and

iii.	transfer MDA Exclusive IP to academic or research institutions for non-commercial research use.

b.

a non-exclusive, sublicensable license (through multiple tiers), under MDA Non-exclusive IP to make, have made, use, sell, offer for sale, import, develop, and commercialize Developed Products and Licensed Products for use in the Licensed Field in the Licensed Territory.

c.

a non-exclusive, sublicensable license (through multiple tiers) under Additional MDA IP to practice New MDA Technology in order to make, have made, use, sell, offer for sale, import, develop, and commercialize Developed Products and Licensed Products for use in the Licensed Field in the Licensed Territory.

2.2

The license grants in Section 2.1 are subject to Sections 12.5 – 12.7. Any exercise by Licensee (or a Sublicensee) of the license grants set forth in Section 2.1, outside the scope of either the Licensed Territory or Licensed Field, or in violation of this Section 2.2, shall be deemed a breach of this Agreement.

2.3

MD Anderson will, not later than [***] after MD Anderson’s receipt of Licensee’s written request delivered pursuant to Section 13.2 hereof, transfer to either Licensee or its designee, [***], all existing documentation and records of MD Anderson used by MD Anderson or its Affiliates for, or that are in the possession of MD Anderson and are otherwise necessary for, the filing of regulatory submissions in support of Clinical Trials of Licensed Products and Developed Products.

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

In addition, from time to time, at Licensee’s reasonable request, MD Anderson will transfer to either Licensee or its designee, at Licensee’s reasonable cost and expense, any such documentation and records to the extent not already transferred to Licensee or its designee under this Section 2.3.

To assist Licensee with the transfer of the foregoing documentation and records and to enable Licensee to file regulatory submissions in support of Clinical Trials for Licensed Products and Developed Products, MD Anderson will make its personnel reasonably available to Licensee during normal business hours to respond to Licensee’s inquiries with respect thereto.

2.4	Licensee has the right to grant sublicenses under the MDA Licensed IP in Sublicense Agreements that are consistent with the terms of this Agreement, subject to the following:

a.

A Sublicense Agreement shall not exceed the scope and rights granted to Licensee hereunder. Each Sublicensee must agree in writing to be bound by terms and conditions consistent with the terms of this Agreement that are applicable to a Sublicensee hereunder and shall agree that Board and MD Anderson are third party beneficiaries of the Sublicense Agreement. In the event of termination of this Agreement, continued sublicense rights shall be governed by Section 2.5. Licensee may grant a Sublicensee the right to grant further sub-Sublicense Agreements consistent with this Agreement, in which case such sub-Sublicense Agreements shall be treated as “Sublicense Agreements” and such sub-Sublicensees shall be treated as “Sublicensees” for purposes of this Agreement.

b.

Licensee shall deliver to MD Anderson a complete and accurate copy of each Sublicense Agreement granted by Licensee or Sublicensee, and any modification or termination thereof, within [***] following the applicable execution, modification, or termination of such Sublicense Agreement. If the Sublicense Agreement is not in English, Licensee shall provide MD Anderson an accurate English translation in addition to a copy of the original agreement. Sublicense Agreements shall be treated as Licensee’s Confidential Information.

c.

Notwithstanding any such Sublicense Agreement, Licensee will remain primarily liable to Board and MD Anderson for all of the Licensee’s duties and obligations contained in this Agreement, including without limitation the payment of running royalties due under Section 3.1(b) whether or not paid to Licensee by a Sublicensee. Any act or omission of a Sublicensee that would be a breach of this Agreement if performed by Licensee will be deemed to be a breach by Licensee.

2.5

Any permitted sublicense of the licenses granted to Licensee under this Agreement will, at the applicable Sublicensee’s option, survive termination of this Agreement; provided that such applicable Sublicensee is not, at the time of termination of this Agreement, in material breach of any of its obligations under the applicable Sublicense Agreement. In order to effect this provision, at the request of the Sublicensee within [***] following the termination of this Agreement, Board will enter into a direct license with the Sublicensee on terms that are substantially the same terms as the applicable terms of this Agreement but with a scope of such license limited, if applicable, to match the scope of the applicable sublicense and with retroactive effectiveness to the date of

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

termination of this Agreement, provided that Board will not be required to undertake obligations in addition to those required by this Agreement, and Board’s rights under such direct license will be consistent with its rights under this Agreement, taking into account the scope of the license granted under such direct license.

2.6

Licensee, itself or through its Sublicensees, shall use Commercially Reasonable Efforts to actively develop and seek Marketing Authorization for Developed Products and Licensed Products and commercialize each Developed Product and Licensed Product in any country where Licensee or its Sublicensee obtains Marketing Authorization for the sale of such Developed Product or Licensed Product. Without limiting the foregoing:

a.

Licensee, itself or through its Sublicensees, shall obtain Marketing Authorization for at least one (1) Developed Product or Licensed Product within [***] after the Effective Date; provided, however, that if Licensee cannot obtain such Marketing Authorization within such [***], Licensee may purchase up to [***] of [***] each by a payment of:

i.	$[***];

ii.	$[***]; and

iii.

$[***] (each, an “Extension Fee”), upon written notice to MD Anderson requesting an extension and full payment of the applicable Extension Fee, prior to expiration of the applicable deadline. Time is of the essence with respect to payment of any Extension Fee, and failure to timely pay an Extension Fee shall be subject to a [***] cure period beginning on the date on which Board notifies Licensee of such failure.

b.

Additionally, MD Anderson shall have the right to terminate this Agreement if Licensee does not have an active program to develop or commercialize a Developed Product or a Licensed Product in any of (i) [***] or (ii) [***] within [***] after the Effective Date and does not cure such failure within [***] of notice thereof.

c.

Within [***] following each anniversary of the Effective Date, Licensee will deliver to MD Anderson a written progress report summarizing Licensee’s (and any Sublicensee’s) efforts and accomplishments during the preceding year in diligently developing or commercializing Developed Products and Licensed Products in the Licensed Territory and Licensee’s (and Sublicensees’) commercialization plans for Developed Products and Licensed Products in the upcoming year.

2.7

The Parties shall periodically amend this Agreement to update the Appendices to reflect the then-current status thereof. The Parties shall periodically amend Appendices 3 and 4, respectively, to list any Jointly Owned Developed Product IP and the New MD Anderson Technology that are licensed under this Agreement.

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

III. Consideration, Payments and Sales Reports

3.1	In consideration of rights granted by Board to Licensee under this Agreement, Licensee agrees to pay MD Anderson each of the following:

a.

Patent Expenses. Subject to Section 4.3(c), all Patent Expenses described in Section 4.1 incurred by or for MD Anderson before or after the Effective Date for so long as this Agreement remains in effect. As of the Effective Date, the Patent Expenses incurred by or for MD Anderson total $24,591.50 (“Past Patent Expenses”). MD Anderson will invoice Licensee for Patent Expenses incurred as of the Effective Date and for each Calendar Quarter thereafter. The invoiced amounts will be due and payable by Licensee within [***] of the later of the Effective Date and Licensee’s receipt of the applicable invoice.

Notwithstanding the foregoing in this Section 3.1(a), if Board, on behalf of MD Anderson, enters into one or more license agreement(s) with any Third Party under any patent rights for which Licensee has an obligation to reimburse Patent Expenses under this Agreement, then beginning on the effective date of each such Third Party license agreement, Licensee shall be responsible for paying [***].

b.	Running Royalties. A running royalty on Net Sales as follows:

i.	[***]:

[***]

ii.	[***]:

[***]

[***].

Upon the expiration (but not early termination) of a Royalty Term for a particular Developed Product or Licensed Product in a country, on a product-by-product and country-by-country basis, the license granted to Licensee in such country for such Developed Product or Licensed Product will become fully-paid and perpetual, and no further royalty shall be due for Net Sales of such Developed Product or Licensed Product in such country; provided, however, that early termination of this Agreement shall immediately terminate any Royalty Term that has not expired as of effective date of termination of this Agreement.

c.

Development Milestones. Each Development Milestone Payment upon achievement of each Development Milestone Event (as set forth on Exhibit B), regardless of whether the milestone is achieved by, or on behalf of, Licensee or a Sublicensee, subject to the following:

i.	Developed Products: For Developed Products, Development Milestone Payments shall be due [***].

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

For clarity, if a Phase I Clinical Trial of a Developed Product Initiated by or on behalf of Licensee or a Sublicensee covers multiple Indications (such clinical trial, a “Multiple Indication Phase I Clinical Trial”), then Licensee [***] (a “Skipped Indication”), [***].

ii.

Licensed Products: For Licensed Products, Development Milestone Payments shall be due on a Licensed Product-by-Licensed Product basis, each fee due once per Licensed Product, regardless of the number of Indications.

Licensee shall notify MD Anderson in writing within [***] following achievement of any and each Development Milestone Event. Each Development Milestone Payment shall be made by Licensee to MD Anderson (without invoice) within [***] following Licensee’s receipt of a written notice from MD Anderson acknowledging MD Anderson’s agreement that the respective Development Milestone Event has been achieved following receipt by MD Anderson of notice of such achievement, and shall not reduce the amount of any other payment provided for in this Article III.

[***] (the “Skipped Milestone Event”), [***] (“Achieved Milestone Event”) and the [***].

d.

Sales Milestones. Each Sales Milestone Payment upon achievement of each Sales Milestone Event (as set forth on Exhibit C), regardless of whether the milestone is achieved by, or on behalf of, Licensee or a Sublicensee. Licensee shall notify MD Anderson in writing within [***] following achievement of any and each Sales Milestone Event. Each Sales Milestone Payment shall be made by Licensee to MD Anderson (without invoice) within [***] following Licensee’s receipt of a written notice from MD Anderson acknowledging MD Anderson’s agreement that the respective Sales Milestone Event has been achieved following receipt by MD Anderson of notice of such achievement and shall not reduce the amount of any other payment provided for in this Article III. Each Sales Milestone Payment shall be due on a one-time basis; provided, however, that in the event that Aggregate Annual Net Sales for a Calendar Year trigger more than one previously unpaid Sales Milestone Payments, then all such previously unpaid Sales Milestone Payments shall be due. As an illustration of the foregoing, and not as a limitation, if no Sales Milestone Payments have been previously triggered or paid but Aggregate Annual Net Sales for a given Calendar Year exceeds $[***], then Licensee shall owe MD Anderson Sales Milestone Payments of $[***] for such Calendar Year.

e.

Sublicensing. If Licensee enters into a Sublicense Agreement with a Third Party Sublicensee other than (i) an Affiliate of an existing Third Party Sublicensee or (ii) a Third Party Sublicensee that is solely acting on behalf of Licensee or another Third Party Sublicensee (e.g., as a subcontractor or distributor), then Licensee shall pay MD Anderson [***]:

i.	[***], or

ii.	[***].

For clarity, if Licensee enters into a Sublicense Agreement with a Third Party Sublicensee pursuant to which Licensee grants a sublicense to a Third Party Sublicensee and its Affiliates, Licensee will have no obligation to make separate payments under this Section 3.1(e) with respect to the grant of a sublicense to any Affiliate of such Third Party Sublicensee.

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

For purposes only with respect to this subpart “e”, the term “Affiliate” shall mean with respect to a Sublicensee: (A) any Person of which, now or hereafter, more than fifty percent (50%) of the securities or other ownership interests representing the equity, the voting stock or general partnership interest are owned, controlled or held, directly or indirectly, by such Sublicensee; or (B) any Person which, now or hereafter, directly or indirectly, owns, controls or holds more than fifty percent (50%) (or the maximum ownership interest permitted by law) of the securities or other ownership interests representing the equity, the voting stock or, if applicable, the general partnership interest, of such Sublicensee; or (C) any Person of which, now or hereafter, more than fifty percent (50%) of the securities or other ownership interests representing the equity, the voting stock or general partnership interest are owned, controlled or held, directly or indirectly, by a Person described in (A) or (B).

3.2

Unless expressly provided otherwise in this Agreement, payments under this Agreement are due and payable within [***] after each Calendar Quarter during the Term, at which time Licensee will also deliver to MD Anderson a true and accurate report, giving such particulars of the business conducted by Licensee and any Sublicensees during the respective Calendar Quarter as necessary for MD Anderson to account for Licensee’s payments hereunder. This report will include pertinent data, including, but not limited to each of the following:

a.	The accounting methodologies used to account for and calculate the items included in the report and any differences in such accounting methodologies used by Licensee since the previous report.

b.	A list of Developed Products and Licensed Products produced for the respective Calendar Quarter categorized by the respective technology under MDA Patent Rights.

c.	The total quantities of Developed Products and Licensed Products produced by the category listed in Section 3.2(b).

d.	The total Sales by the category listed in Section 3.2(b).

e.	The calculation of Net Sales, [***].

f.	The royalties so computed and due MD Anderson by the category listed in Section 3.2(b).

g.	All consideration received from each Sublicensee and Sublicensing Consideration or other payments due MD Anderson.

h.	All other amounts due MD Anderson herein, if any.

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Simultaneously with the delivery of each such report, Licensee agrees to pay MD Anderson the amount due, if any, for the period of such report. These reports are required even if no payments are due.

3.3

During the term of this Agreement and for [***] thereafter, Licensee agrees to keep complete and accurate records of its, and its Sublicensees’, Sales and Net Sales in sufficient detail to enable the royalties and other payments due hereunder to be determined. Licensee agrees to permit MD Anderson or its representatives, at MD Anderson’s expense, to periodically examine Licensee’s books, ledgers, and records during regular business hours for the purpose of and to the extent necessary to verify any report required under this Agreement. If any amounts due MD Anderson are determined to have been underpaid in an amount equal to or greater than [***] of the total amount due during the period so examined, then Licensee will pay the cost of the examination. Licensee shall pay accrued interest at the [***] on any and all late payments under this Agreement (regardless of whether the deficiency is identified by audit or otherwise), with such interest commencing on the date after the due date.

3.4

All amounts payable hereunder by Licensee shall be made in United States Dollar denominated funds, free and clear and without any deduction, set-off, or reduction for or on account of any Tax (except as expressly permitted in accordance with the definition of “Net Sales”), fee or withholding of any nature now or hereafter imposed by any Governmental Authority or fiscal authority. If Licensee is compelled by law to make any such deduction, set-off, or reduction, it shall pay MD Anderson such additional amounts as are necessary to ensure receipt by MD Anderson of the full amounts payable hereunder that MD Anderson would have received but for the deduction, set-off or reduction (“Gross Up”). In the event that Licensee pays a Gross Up to MD Anderson, MD Anderson shall reasonably cooperate with Licensee to execute forms required by a Governmental Authority or fiscal authority to claim such Gross Up was entitled to a Tax, levy, impost, duty, charge, fee or other withholding exemption. In the event MD Anderson receives a payment from a Governmental Authority or fiscal authority for the Gross Up (“Refunded Amount”), it shall provide notice to Licensee of the Refunded Amount and Licensee shall be entitled to deduct the Refunded Amount from the amounts due MD Anderson for the next reporting and payment period as set forth in Section 3.2.

3.5	All payments under this Agreement shall be by checks made payable to The University of Texas M. D. Anderson Cancer Center, and sent by United States mail to [***], or by ACH or wire transfer to:

[***].

3.6

No payments due or royalty rates owed under this Agreement will be reduced as the result of co-ownership of MDA Licensed IP by Board and another person or entity, including, but not limited to, Licensee.

IV. Patents and Inventions

4.1

Subject to Section 3.1(a) and Section 4.3(c), Licensee shall be responsible for the payment and/or reimbursement of all Patent Expenses for (a) New MD Anderson Technology and (b) patents and patent applications for the technology listed on Appendix 1, in accordance with this Article IV.

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

4.2

Licensee shall have the sole right, but not the obligation, to prepare, file, prosecute, maintain, and defend patent applications and patents for any Jointly Owned Developed Product IP. Licensee shall be solely responsible for all expenses for preparing, filing, prosecuting (including any post-grant proceedings), maintaining, and defending patent applications and patents for Jointly Owned Developed Product IP. Licensee acknowledges that Board is a Texas state agency and that Applicable Law imposes various restrictions on selection of legal counsel that may represent Board’s interest for purposes of patent prosecution. Licensee and MD Anderson shall cooperate in good faith to select mutually agreeable legal counsel for Jointly Owned Developed Product IP. MD Anderson will reasonably cooperate with Licensee in providing information to Licensee regarding the requirements of the State of Texas, including the Texas Attorney General’s office and The University of Texas System, for seeking approval of a law firm (such as [***]) for the filing, prosecution, maintenance, and (to the extent authorized by the Texas Constitution and the laws of the State of Texas and subject to the statutory duties of the Texas Attorney General) defense of the respective patents and patent applications within the Jointly Owned Developed Product IP. With respect to patent applications and patents governed by this Section 4.2, Licensee shall, after giving good-faith consideration to MD Anderson’s comments, prepare and file appropriate patent applications, responses to office actions and the like using a mutually agreeable patent attorney. Licensee shall, either directly or through a mutually agreeable patent attorney, provide MD Anderson with a copy of any application or patent office response relating to the applicable patent applications.

4.3

If, after consultation, Licensee and MD Anderson agree that a new or additional patent application should be filed for New MD Anderson Technology, or patents and patent applications for the technology listed on Appendix 1, MD Anderson will prepare and file appropriate patent applications, and Licensee will, subject to Section 3.1(a), pay the related Patent Expenses, subject to the following:

a.

With respect to such application, MD Anderson shall provide Licensee a reasonable opportunity to review all applicable patent applications, responses to office actions and the like prior to filing, and will give good-faith consideration to Licensee’s comments thereon and incorporate Licensee’s reasonable comments thereon. In addition, MD Anderson shall prepare and file applicable patent applications, responses to office actions and the like using a mutually agreeable patent attorney. Licensee acknowledges and agrees that (a) MD Anderson has and/or may have other Third Party licensees outside the Licensed Field of this Agreement; (b) MD Anderson shall, during prosecution, have the right to accommodate the prosecution requirements and requests of such other licensees, to the extent the exercise of such right is not in conflict with the terms of this Agreement.

b.

MD Anderson shall not be obligated to file an application or response unless Licensee timely sends written notice to MD Anderson requesting such filing be made, which written notice shall be deemed to be timely sent if received by MD Anderson at least [***] prior to the applicable filing deadline, provided that MD Anderson shall have notified Licensee at least [***] prior to the applicable filing deadline.

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

c.

If Licensee notifies MD Anderson that it does not intend to pay the cost of an application or response governed by this Section 4.3, or if Licensee has not made any such payment within [***] following its receipt of the applicable invoice from MD Anderson, then MD Anderson may, in its sole discretion, elect to file such application or response at its own expense, or to abandon, not file and/or discontinue prosecution of such application without further notice to Licensee. If MD Anderson elects to file such application or response at its own expense, then the licenses granted in Section 2.1 shall thereafter exclude such patent application in the applicable country or jurisdiction.

d.

MD Anderson shall give reasonable notice to Licensee of any desire or intent to cease prosecution or maintenance of patents or patent applications within the New MD Anderson Technology, or the technology listed on Appendix 1, on a country-by-country basis, other than due to Licensee’s nonpayment of Patent Expenses, and MD Anderson shall not cease such prosecution or maintenance if Licensee notifies MD Anderson that Licensee will continue to fund prosecution and maintenance of such patents or patent applications and makes timely payments of related Patent Expenses.

e.

MD Anderson, directly or through a mutually agreed patent attorney, will provide Licensee with a copy of any application or response for which Licensee is not in breach of its Patent Expenses reimbursement obligation under this Agreement, as well as copies of any patent office documents received or filed during prosecution thereof.

f.	The Parties agree that they share a common legal interest to get valid enforceable patents and that Licensee will keep all privileged information received pursuant to this Section 4.3 confidential.

g.

MD Anderson shall not be obligated to file, prosecute or maintain any patent or patent application if Licensee is more than [***] in arrears with respect to any Patent Expenses or other payments hereunder. If Licensee is more than [***] in arrears on any payment due under this Agreement, MD Anderson, and the counsel prosecuting licensed patents and patent applications, shall have no obligation to confer or otherwise communicate with, or provide any information to, Licensee under this Article IV of this Agreement unless and until Licensee is no longer in arrears on all payments under this Agreement.

h.

Licensee shall cooperate with MD Anderson regarding any patent prosecution or patent maintenance matters or deadlines, including the timely provision of accurate information regarding its entity size status, and any changes thereto, in accordance with the regulations of the U.S. Patent and Trademark Office.

4.4

For the avoidance of doubt, all interferences, oppositions, administrative proceedings, appeals or petitions to any board in any patent office, appeals to any court for any patent office decisions, reissue proceedings, re-examination proceedings, inter partes reviews and post grant reviews with respect to a patent right shall be considered patent prosecution matters, and shall be addressed in accordance with this Article IV and Section 3.1(a).

V. Infringement by Third Parties; Defense against Third Party Infringement Claims

5.1

If a Party has a reasonable belief that a Third Party is infringing or threatening to infringe a patent right that is exclusively licensed to Licensee in the Licensed Field under this Agreement, such Party shall promptly notify the other Party thereof.

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

5.2	If Licensee wishes to enforce a patent exclusively licensed to Licensee in the Licensed Field under this Agreement in an effort to stop a Competitive Infringement, the following shall apply:

a.

Licensee shall contact MD Anderson and advise MD Anderson of its desire to enforce such patent. If appropriate, the Parties may enter into a separate common interest agreement to protect and facilitate discussions related thereto.

b.

If requested by MD Anderson, Licensee shall provide MD Anderson with evidence of the Competitive Infringement sufficient to determine the basis and extent of the alleged Competitive Infringement. Such evidence shall include, if requested by MD Anderson, a claim chart that identifies how each element or limitation of the respective patent exclusively licensed hereunder is satisfied by the accused product or method.

c.

Licensee shall also provide MD Anderson with evidence and an explanation of any reasons asserted by Licensee why Licensee cannot assert an infringement action against the accused Competitive Infringement that is based solely on patents, other than the patents exclusively licensed to Licensee hereunder, that are owned or controlled (such as by license from a Third Party) by Licensee.

d.

MD Anderson shall promptly review the information provided by Licensee pursuant to subsections (b) – (c) above. If MD Anderson agrees, based on a good faith analysis, that (i) the evidence provided by Licensee would support a finding of Competitive Infringement; (ii) Licensee cannot stop such Competitive Infringement by enforcing patents owned or controlled by Licensee that are not exclusively licensed to Licensee hereunder; and (iii) the evidence provided by Licensee is such that the filing of the requested infringement action to enforce a patent exclusively licensed in the Licensed Field hereunder would be consistent with the requirements of U.S. Federal Rule of Civil Procedure 11, then MD Anderson shall request that the Office of General Counsel of The University of Texas System seek permission from the Office of the Texas Attorney General for the Board and/or MD Anderson to join such an infringement action as a litigant.

e.

If MD Anderson does not believe in good faith that the information provided by Licensee pursuant to subsections (b) – (c) above supports the filing of a patent infringement action as described in subsection (d) above, MD Anderson shall inform Licensee of its determination, and Licensee may provide MD Anderson with additional information, that MD Anderson shall consider in good faith, in support of Licensee’s desire to file a lawsuit. Licensee shall not file a lawsuit to assert a patent exclusively licensed to Licensee hereunder unless MD Anderson and/or Board consents to such filing.

f.

In the event that MD Anderson and Licensee have a dispute about whether to file a lawsuit against a Competitive Infringement to enforce a patent exclusively licensed to Licensee in the Licensed Field hereunder, either Party shall have a right to refer such dispute to the respective senior executive officers, and such officers shall attempt in good faith to resolve such dispute. If the Parties are unable to resolve a given dispute pursuant to this section within [***] of referring such dispute to the senior executive officers, to the extent authorized by the Texas Constitution and the laws of the State of Texas and subject to the statutory duties of the Texas Attorney General, either Party thereafter may refer the dispute to third party mediation, by written notice to the other prior to the initiation of any judicial or administrative adjudicative proceeding.

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

5.3	In any judicial proceeding to enforce a patent exclusively licensed hereunder to Licensee, each Party may use legal counsel of its own choice and at its own expense.

5.4

Any damages or monetary awards recovered with respect to a proceeding brought in accordance with Section 5.2 will be shared as follows: (i) the amount of such recovery will first be applied to each Parties’ reasonable out-of-pocket costs incurred in connection with such proceeding (which amounts will be allocated pro rata if insufficient to cover the totality of such expenses); and then (ii) any remaining monetary recovery (whether by judgment or settlement) shall be distributed as follows: [***] percent to Licensee, and [***] percent to MD Anderson.

5.5

With respect to the infringement of a patent right within the Jointly Owned Developed Product IP that is not a Competitive Infringement, neither Party shall enforce any such patent right unless mutually agreed by the Parties.

5.6

Licensee shall consult and cooperate in good faith with MD Anderson regarding strategy with respect to certifications, notices and patent enforcement procedures under the BPCIA, if applicable, including without limitation the listing of any MDA Patent Rights in any such procedure or engaging in any patent resolution provisions of the BPCIA.

5.7

If any Third Party brings a claim or otherwise asserts that a Developed Product or Licensed Product infringes such Third Party’s patent rights or misappropriates such Third Party’s know-how (each, a “Third Party Infringement Claim”), then:

a.

The Party first having notice of the claim or assertion will promptly notify the other Party in writing. Each Party will have the sole right to undertake and control the defense or settlement of any Third Party Infringement Claim against itself or its Affiliates using counsel of its choice, at its own expense. Licensee will not enter into any settlement of any Third Party Infringement Claim to the extent it is instituted or threatened to be instituted against Board or MD Anderson without Board’s prior written consent, which will not be unreasonably withheld, conditioned or delayed. Neither Board nor MD Anderson will enter into any settlement of any Third Party Infringement Claim to the extent it is instituted or threatened to be instituted against Licensee without Licensee’s prior written consent, which will not be unreasonably withheld, conditioned or delayed.

b.

Licensee and MD Anderson shall keep each other reasonably informed of the progress of any Third Party Infringement Claim and shall reasonably cooperate in the defense and resolution of such Third Party Infringement Claim.

c.

Subject to Section 13.13, each Party shall provide reasonable cooperation and assistance to the other Party. Licensee will reimburse Board for the reasonable out-of-pocket costs incurred by Board or MD Anderson in providing such assistance and cooperation to Licensee. To the extent reasonable, both Parties will cooperate in good faith to (i) attempt to procure for Licensee the ability to continue to commercialize Licensed Products and Developed Products and (ii) avoid or minimize any additional royalties on Licensed Products and Developed Products.

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

VI. Patent Marking

6.1

Licensee agrees that all packaging containing individual Developed Products, Licensed Products, documentation therefor, and, when possible, actual Developed Products and/or Licensed Products sold by Licensee and/or Sublicensees will be appropriately marked with the number of any applicable patent(s) licensed hereunder in accordance with each country’s patent laws, including Title 35, United States Code, to the extent such marking is necessary or required to fully preserve MDA Patent Rights in each such country or the right to recover damages for infringement thereof.

VII. Indemnification and Insurance; Limitation of Liability

7.1

LICENSEE AGREES TO HOLD HARMLESS, INDEMNIFY, AND, TO THE EXTENT AUTHORIZED BY THE TEXAS CONSTITUTION AND THE LAWS OF THE STATE OF TEXAS AND SUBJECT TO THE STATUTORY DUTIES OF THE TEXAS ATTORNEY GENERAL, DEFEND BOARD, SYSTEM, MD ANDERSON, THEIR REGENTS, OFFICERS, EMPLOYEES, STUDENTS AND AGENTS (THE “UT INDEMNITEES”) FROM AND AGAINST ANY LIABILITY, LOSS, DAMAGE, COSTS OF SUIT AND REASONABLE ATTORNEY’S FEES (INCLUDING WITHOUT LIMITATION, SUCH COSTS ARISING ON ACCOUNT OF ANY INJURY OR DEATH OF PERSONS OR DAMAGE TO PROPERTY) IN CONNECTION WITH ANY THIRD PARTY SUIT, INVESTIGATION, CLAIM OR DEMAND CAUSED BY, OR ARISING OUT OF, OR RESULTING FROM, THE EXERCISE OR PRACTICE BY LICENSEE, ITS OFFICERS, ITS SUBLICENSEES, OR THEIR OFFICERS, EMPLOYEES, AGENTS, TRANSFEREES, OR REPRESENTATIVES, OF THE RIGHTS GRANTED UNDER THIS AGREEMENT, EXCEPT, SUBJECT TO SECTION 7.6, TO THE EXTENT THAT SUCH SUIT, INVESTIGATION, CLAIM OR DEMAND IS CAUSED BY, OR ARISES OUT OF, OR RESULTS FROM THE NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY UT INDEMNITEE OR FROM BOARD’S BREACH OF THIS AGREEMENT.

7.2

TO THE EXTENT AUTHORIZED BY THE TEXAS CONSTITUTION AND THE LAWS OF THE STATE OF TEXAS AND SUBJECT TO THE STATUTORY DUTIES OF THE TEXAS ATTORNEY GENERAL, AND SUBJECT TO SECTION 7.6, MD ANDERSON AGREES TO HOLD HARMLESS, INDEMNIFY AND DEFEND LICENSEE, ITS AFFILIATES AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS (THE “LICENSEE INDEMNITIEES”) FROM AND AGAINST ANY LIABILITY, LOSS, DAMAGE, COSTS OF SUIT AND REASONABLE ATTORNEY’S FEES IN CONNECTION WITH ANY THIRD PARTY SUIT, INVESTIGATION, CLAIM OR DEMAND CAUSED BY, OR ARISING OUT OF, OR RESULTING FROM THE NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY UT INDEMNITEE OR FROM BOARD’S BREACH OF THIS AGREEMENT.

7.3

This Section 7.3 shall apply only if and to the extent authorized by the Texas Constitution and the laws of the State of Texas and is subject to the statutory duties of the Texas Attorney General: Both Parties agree that upon receipt of a notice of claim or action arising out of or in connection with this Agreement, the Party receiving such notice will notify the other Party promptly. Any person seeking indemnification under Section 7.1 or Section 7.2, as applicable (each, an “Indemnitee”),

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

shall provide the applicable indemnifying Party with prompt written notice of any claim, demand, cost or judgment for which indemnification is sought; provided that, an Indemnitee’s failure to do so shall not affect the rights of such Indemnitee unless, and then only to the extent that, such delay or failure is prejudicial to or otherwise adversely affects the applicable indemnifying Party. The indemnifying Party agrees, at its own expense, to provide attorneys reasonably acceptable to the applicable Indemnitee to defend against any such claim. The Indemnitee shall cooperate with the applicable indemnifying Party in such defense and shall permit the indemnifying Party to conduct and control such defense and the disposition of such claim or demand (including all decisions relative to litigation, appeal, and settlement); provided, however, that any Indemnitee shall have the right to retain its own counsel, at its own expense, if representation of such Indemnitee by the counsel retained by the applicable indemnifying Party would be inappropriate because of actual or potential differences in the interests of such Indemnitee and any other party represented by such counsel. The indemnifying Party agrees to keep the Indemnitee informed of the progress in the defense and disposition of such claim and to consult with the Indemnitee with regard to any proposed settlement. Notwithstanding anything to the contrary in this Agreement, (a) MD Anderson, as an indemnifying Party, shall not enter into any settlement, consent judgment or other voluntary final disposition of any claim against Licensee or its Affiliates without Licensee’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed if such settlement, consent judgement or other voluntary final disposition does not admit any wrongdoing or fault by Licensee or its Affiliates and does not impose on Licensee or its Affiliates any payment or other liability; and (b) Licensee, as an indemnifying Party, shall not enter into any settlement, consent judgment or other voluntary final disposition of any claim against Board or MD Anderson without the prior written consent of Board or MD Anderson, which consent shall not be unreasonably withheld, conditioned or delayed if such settlement, consent judgment or other voluntary final disposition does not admit any wrongdoing or fault by Board or MD Anderson and does not impose on Board or MD Anderson any payment or other liability. The indemnifying Party shall not be bound by the terms of any settlement of any claim, which settlement is made by the applicable Indemnitee(s), without the indemnifying Party’s prior written consent.

7.4

EXCEPT WITH RESPECT TO (I) A BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER THIS AGREEMENT AND (II) ITS INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES, OR SYSTEM OR MD ANDERSON, BE LIABLE FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS OR EXPECTED SAVINGS OR OTHER ECONOMIC LOSSES, OR FOR INJURY TO PERSONS OR PROPERTY) ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT OR ITS SUBJECT MATTER, REGARDLESS OF WHETHER SUCH PARTY OR ITS AFFILIATES, SYSTEM OR MD ANDERSON, AS APPLICABLE, KNOWS OR SHOULD KNOW OF THE POSSIBILITY OF SUCH DAMAGES.

7.5

AS BETWEEN THE PARTIES, LICENSEE ASSUMES ALL LIABILITY FOR DAMAGES THAT MAY ARISE FROM THE SALE, HANDLING, STORAGE, DISPOSAL OR OTHER USE OF ANY TANGIBLE MATERIALS COVERED BY THIS AGREEMENT. IN NO EVENT SHALL BOARD, SYSTEM OR MD ANDERSON BE LIABLE TO LICENSEE FOR ANY LOSS, CLAIM, DAMAGE OR LIABILITY, OF WHATSOEVER KIND OR NATURE, WHICH MAY ARISE FROM OR IN CONNECTION WITH THE SALE, HANDLING, STORAGE, DISPOSAL OR OTHER USE OF SUCH MATERIALS.

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

7.6

SCOPE OF INDEMNIFICATION OF UT INDEMNITEES. LICENSEE’S OBLIGATIONS TO HOLD HARMLESS, INDEMNIFY, AND DEFEND THE UT INDEMNITEES IN SECTION 7.1, THE LIMITATION OF LIABILITY IN SECTION 7.4, AND THE ASSUMPTION OF LIABILITY IN SECTION 7.5 SHALL INCLUDE, BUT ARE NOT LIMITED TO, ANY THIRD PARTY CLAIM ALLEGING STRICT STATUTORY LIABILITY, PRODUCT DEFECT LIABILITY, OR ANY UT INDEMNITEE’S OWN NEGLIGENCE (WHETHER SOLE OR CONCURRENT) THAT ARISES OUT OF, RELATES TO, IS CAUSED IN WHOLE OR IN PART BY, OR RESULTS FROM THE USE OR SALE OF ANY TANGIBLE MATERIALS (INCLUDING BIOLOGICAL MATERIALS) PROVIDED TO LICENSEE BY BOARD OR MD ANDERSON UNDER OR IN CONNECTION WITH THIS AGREEMENT OR PRODUCTS USED OR SOLD BY LICENSEE OR ANY SUBLICENSEE.

7.7	Licensee shall procure and maintain insurance as follows:

a.

Beginning at the time when any Developed Product or Licensed Product is being distributed or sold (including for the purpose of obtaining Marketing Authorizations) by Licensee or by a Sublicensee, Licensee shall, at its sole cost and expense, procure and maintain commercial general liability insurance in amounts not less than $[***] per incident and $[***] annual aggregate, and Licensee shall use reasonable efforts to have the Board, System, MD Anderson, their Regents, officers, employees, students and agents named as additional insureds. Such commercial general liability insurance shall provide: (i) product liability coverage; (ii) broad form contractual liability coverage for Licensee’s indemnification under this Agreement; and (iii) coverage for litigation costs. The minimum amounts of insurance coverage required herein shall not be construed to create a limit of Licensee’s liability with respect to its indemnification under this Agreement.

b.

Licensee shall provide MD Anderson with written evidence of such insurance within [***] of its procurement. Additionally, Licensee shall provide MD Anderson with written notice of at least [***] prior to the cancellation, non-renewal or material change in such insurance.

c.	Licensee shall maintain such commercial general liability insurance beyond the expiration or termination of this Agreement during:

i.	the period that any Developed Product or Licensed Product is being commercially distributed or sold by Licensee or by a Sublicensee or agent of Licensee; and

ii.	the [***] period immediately after such period.

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

VIII. Use of Name

8.1

Licensee will not use the name of (or the name of any employee of), or make reference to, MD Anderson, System or Board in any press release, advertising, promotional or sales literature, on its Web site, or for the purpose of raising capital without the advance written consent of Board secured through:

[***]

8.2

Notwithstanding Section 8.1, Licensee may, without advance written consent, use the name of (or name of employee of) MD Anderson, System or Board in routine business correspondence, or as needed in appropriate regulatory submissions.

IX. Confidential Information and Publication

9.1

If and to the extent that Confidential Information is exchanged under circumstances such that the Confidential Information is governed by both (a) Articles 8 and 9 of the Collaborative Research & Option Agreement and (b) this Article IX, then the provisions of this Article IX shall control.

9.2

The Parties may wish to disclose Confidential Information to each other, provided that nothing herein will obligate either Party to disclose any particular information. For purposes of this Agreement, “Confidential Information” means confidential, non-public information, including unpublished patent applications, know-how, inventions (whether patentable or not), reports and data (technical or non-technical) that is disclosed in writing, orally, visually, graphically, in machine readable form, or in any other manner by or on behalf of the disclosing Party to the receiving Party for purposes of this Agreement, including information comprising or relating to concepts, discoveries, inventions, data, designs or formulae in relation to this Agreement, provided that:

a.

all Confidential Information (as defined in the Collaborative Research & Option Agreement) of a Party under the Collaborative Research & Option Agreement will be deemed to be the “Confidential Information” of such Party under this Agreement;

b.	the existence and terms of this Agreement will be deemed to be the “Confidential Information” of both Parties, with both Parties deemed to be the receiving Party with respect thereto;

c.	Jointly Owned Developed Product IP will not be deemed to be the “Confidential Information” of either Party;

d.

New Obsidian Technology and any Arising Intellectual Property (as defined in the Collaborative Research & Option Agreement) that is solely owned by Obsidian in accordance with the Collaborative Research & Option Agreement will be deemed to be the “Confidential Information” of Obsidian, with MD Anderson deemed to be the receiving Party with respect thereto; and

e.

New MD Anderson Technology and any Arising Intellectual Property (as defined in the Collaborative Research & Option Agreement) that is solely owned by MD Anderson in accordance with the Collaborative Research & Option Agreement will be deemed to be the “Confidential Information” of MD Anderson, with Obsidian deemed to be the receiving Party with respect thereto.

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Notwithstanding the foregoing, “Confidential Information” does not include information that:

i.	is or becomes publicly available through publication in accordance with this Article IX, or through actions of persons or entities other than the receiving Party;

ii.

is obtained by the receiving Party from a Third Party who is under no obligation of confidentiality with respect thereto and who is authorized to disclose such information on a non-confidential basis to the receiving Party;

iii.

was in the possession of the receiving Party prior to disclosure by the disclosing Party, and was not acquired, directly or indirectly, from the disclosing Party, as evidenced by the records of the receiving Party; or

iv.	is independently developed by the receiving Party without any use of the disclosing Party’s Confidential Information, as evidenced by the records of the receiving Party.

Any combination of features disclosed to the receiving Party will not be deemed to be within the foregoing exceptions merely because individual features are within such exceptions. Moreover, specific disclosures made to the receiving Party will not be deemed to be within the foregoing exceptions merely because they are embraced by general disclosures. If the receiving Party wishes to avail itself of any of the foregoing exceptions, it will have the burden of proving that such an exception applies.

9.3

Nothing contained herein will be construed as granting to the receiving Party any proprietary right in the disclosing Party’s Confidential Information, or any right to use any of the Confidential Information except for purposes of this Agreement and/or, if applicable, the Collaborative Research & Option Agreement.

9.4

Confidential Information may be disclosed in any form (e.g., oral, written, visual, graphic, electronic or sample) by or on behalf of the disclosing Party, or may be otherwise accessible to the receiving Party. To the extent reasonably practicable, Confidential Information will be clearly designated, labelled, marked, and/or identified as “confidential” at the time of its disclosure. However, disclosed information that has not been identified by the disclosing Party as “confidential” according to the above, will nevertheless be considered Confidential Information if, given the nature of the information or the circumstances surrounding its disclosure, such information should reasonably be considered as confidential.

9.5	With respect to the disclosing Party’s Confidential Information, the receiving Party shall:

a.

not use any part of or the whole of the Confidential Information for any purpose other than (i) to exercise its rights under this Agreement or (ii) as authorized under this Agreement (which authorized purposes will include the preparation, filing, prosecution and maintenance of jointly-owned patent applications and patents in accordance with the terms of the Agreement);

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

b.

restrict the disclosure of Confidential Information to only those of its officers, employees, Affiliates, attorneys, accountants, financial advisors, or Third Party contractors who have a legitimate need to have access to the Confidential Information for purposes of this Agreement, who are bound by confidentiality and non-use commitments no less restrictive than those of this Agreement (provided, however, that for Third Party contractors or advisors, the term of such confidentiality and non-use commitments may be shorter than the confidentiality term set forth in this Agreement, if consistent with applicable industry standards; and provided further that such Third Party contractors or advisors shall be required to return or destroy such Confidential Information upon request subject to customary record retention terms that are based on applicable laws or regulations), and who have been made aware of the confidential nature of the Confidential Information;

c.

protect the Confidential Information by using the same degree of care, but not less than a reasonable degree of care, to prevent the unauthorized use, dissemination, or publication of the Confidential Information as the receiving Party uses to protect its own confidential information of a like nature;

d.	preserve the confidentiality of the Confidential Information; and

e.	promptly notify the disclosing Party upon becoming aware of evidence or suspicion of any unauthorized use or disclosure of the Confidential Information.

The foregoing obligations will exist during the term of this Agreement and for a period of [***] after termination of this Agreement.

9.6

In the event that the receiving Party is required to disclose the disclosing Party’s Confidential Information under operation of Applicable Law or order of a court or governmental administrative body having competent jurisdiction, or pursuant to the applicable rules of any securities exchange, the receiving Party shall, to the extent practicable, provide the disclosing Party reasonable notice of such potential disclosure so that the disclosing Party may seek a protective order or other appropriate protection or legal relief to prevent or limit such disclosure or, in the case of disclosure required by any securities laws or the applicable rules of any securities exchange, so that the disclosing Party may provide comments to the proposed disclosure, which the receiving Party will consider in good faith. If, in the absence of, or pursuant to the terms of, such protection or legal relief, the receiving Party is nonetheless required by Applicable Law or order of a court or governmental administrative body having competent jurisdiction, or pursuant to the applicable rules of any securities exchange, to disclose any portion of the disclosing Party’s Confidential Information, then, notwithstanding anything to the contrary in this Agreement, the receiving Party shall make such disclosure, provided that such disclosure shall be limited to only that portion of the disclosing Party’s Confidential Information that is required to be disclosed.

9.7	Notwithstanding the foregoing or anything to the contrary in this Agreement:

a.

As set forth in the Collaborative Research & Option Agreement, a Party may disclose Collaboration Data (as defined in the Collaborative Research & Option Agreement) to a government patent office for purposes of prosecuting, defending, or maintaining a patent application or patent.

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

b.

Licensee may disclose the existence or terms of this Agreement, or any other Confidential Information of MD Anderson, to Licensee’s actual or potential collaboration partners, actual or potential acquirers or financing sources, actual or potential licensees, or actual or potential investors or underwriters (and, in each case, their respective advisors), in each case on a need to know basis, on the condition that such Third Parties agree to be bound by confidentiality and non-use obligations no less restrictive than those of this Agreement (provided, however, that the term of such confidentiality and non-use commitments may be shorter than the confidentiality term set forth in this Agreement, if consistent with applicable industry standards; and provided further that such Third Party contractors or advisors shall be required to return or destroy such Confidential Information subject to customary record retention terms that are based on applicable laws or regulations).

c.	MD Anderson may:

i.	disclose the existence of this Agreement, and

ii.

with the advance written consent of Licensee (such consent not to be unreasonably withheld), disclose the terms of this Agreement, in a manner that is deemed necessary by MD Anderson’s counsel (or such portion of the terms of this Agreement deemed necessary by MD Anderson’s counsel), in each case of (i) and/or (ii) to any potential transaction counterparty as part of a due diligence activity, on a need to know basis, on the condition that such Third Parties agree to be bound by confidentiality and non-use obligations no less restrictive than those of this Agreement.

d.	MD Anderson may disclose the existence or terms of this Agreement to System or Board as required by System or Board.

e.

MD Anderson may disclose information as needed to comply with the contractual obligations owed to CPRIT or other entities, including any Governmental Authority, that funded MD Anderson’s research activities that gave rise to the MDA Licensed IP, subject to the terms of Section 9.6 with respect to any Confidential Information of Licensee, mutatis mutandis.

9.8

Unless otherwise agreed herein, the receiving Party will return to disclosing Party all documents and other materials that contain Confidential Information of the disclosing Party, as well as all copies thereof, promptly upon request; provided, however, that receiving Party may keep one copy of such Confidential Information in its secure files in accordance with the terms of this Agreement for the sole purpose of maintaining a record of the Confidential Information received hereunder and for compliance with Applicable Law and this Agreement. Notwithstanding the foregoing, the receiving Party is not required to destroy any computer files containing the disclosing Party’s Confidential Information that are created during automatic computer system backup, provided that such files are stored securely by the receiving Party. With respect to such backup computer files, the non-use and confidentiality obligations set forth in this Agreement shall apply in perpetuity and survive expiration or termination of this Agreement.

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

9.9

If Licensee comes into knowledge or possession of any Protected Health Information by or through MD Anderson or any information that could be used to identify any of MD Anderson’s patients or research subjects, Licensee will maintain any such Protected Health Information or other information confidential in accordance with laws and regulations as applicable to MD Anderson, including without limitation HIPAA, will use any such Protected Health Information solely as permitted by Applicable Law and the informed consent/authorization of the patient/research subject, and will not use or disclose any such Protected Health Information or other information in any manner that would constitute a violation of any Applicable Law if such use or disclosure was made by MD Anderson.

9.10

Improper use or disclosure of the Confidential Information by the receiving Party may cause substantial harm to the disclosing Party. Therefore, with respect to obligations of confidentiality and non-use of Confidential Information, in the event of a breach, threatened breach, or intended breach of this Agreement by the receiving Party, in addition to any other rights and remedies available to it at law or in equity, the disclosing Party will be entitled to seek preliminary and final injunctions enjoining and restraining such breach, threatened breach, or intended breach.

9.11

Notwithstanding any other provision of this Agreement, each of Licensee, MD Anderson and MD Anderson’s investigators will have the right to publish or otherwise make public any scientific findings related to the activities under this Agreement; provided, however, that the publishing Party (and/or its investigators, if the publishing Party is MD Anderson) will submit any such proposed publications to the other Party for review and comment at least [***] prior to submission of the proposed publication to the publishing source or other Third Party, and the other Party will have [***] to provide any such comments; provided further, however, that the filing of a patent application shall not be considered as a publication for purposes of this Section 9.11. If within such [***] period, the non-publishing Party objects in writing to the publishing Party to the publication due to patentable subject matter contained therein, or inclusion of the non-publishing Party’s Confidential Information, the publishing Party (and its investigators, if the publishing Party is MD Anderson) shall refrain from making such publication until the patentable subject matter contained in the proposed publication is submitted in a patent application to the United States Patent and Trademark Office and/or applicable foreign patent office(s), and will remove any of the non-publishing Party’s Confidential Information; provided, however, that nothing in this Agreement shall require either Party to refrain from publishing any information if doing so would (a) cause such Party or Board, as applicable, to violate any export control laws or, in the case of MD Anderson and Board, laws that provide tax-exempt status for any bonds issued by MD Anderson or The University of Texas System, or (b) result in the inapplicability to MD Anderson or The University of Texas System of the fundamental research exclusion or exemption from U.S. export control laws for such information, or (c) omit information needed to accurately describe research or results.

9.12

Each Party’s representatives may be co-authors on publications governed by this Agreement, if appropriate, with inclusion and order of authors to be determined in accordance with scientific and academic custom.

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

X. Assignment

10.1

This Agreement may not be assigned by either Party without the prior written consent of the other Party; provided, however, that either Party may, without such consent, assign this Agreement and its rights and obligations hereunder to its Affiliate or in connection with the transfer or sale of all or substantially all of its business or assets related to this Agreement, or in the event of its merger, consolidation, change in control or other similar transaction. Notwithstanding the foregoing or anything to the contrary in this Agreement, neither Board nor its assignee will assign its rights and obligations under this Agreement to any assignee without assigning all its rights, title and interests in and to the MDA Licensed IP to the applicable assignee upon or prior to the assignment of this Agreement.

10.2

For any permitted assignment (whether by contract or by operation of Applicable Law) by Licensee to be effective, the assignee (or in the case of a merger, the surviving entity) must assume in writing (a copy of which writing will be provided to MD Anderson) all of Licensee’s interests, rights, duties, and obligations under the Agreement and agree to comply with all terms and conditions of the Agreement as if the assignee were the original party to the Agreement.

10.3	Any attempted assignment in violation of the foregoing shall be null and void.

XI. Term and Termination

11.1	Subject to Sections 11.2, and 11.3, the term of this Agreement (“Term”) is from the Effective Date until the last to occur of:

a.	the expiration of the last Valid Claim within the MDA Patent Rights, or

b.	the date that is the [***] anniversary of the First Commercial Sale of the first Licensed Product or Developed Product in any country.

11.2	Subject to any rights, obligations, and liabilities herein which survive termination, this Agreement may be terminated in its entirety:

a.	by Licensee for convenience upon [***] prior written notice to Board;

b.

automatically, if Licensee becomes bankrupt or insolvent and/or if the business of Licensee shall be placed in the hands of a receiver, assignee, or trustee, whether by voluntary act of Licensee or otherwise;

c.

upon [***] written notice from MD Anderson, if Licensee materially breaches or defaults its use of name obligations of Article VIII, unless, before the end of such [***] notice period, Licensee has cured the default or breach to MD Anderson’s satisfaction, and so notifies MD Anderson, stating the manner of the cure; provided, however, that if Licensee promptly notified MD Anderson of its alleged breach or default, then the following shall apply: (i) if Licensee’s breach or default of Article VIII is not susceptible to cure within the [***] day cure period, this Agreement may not be terminated so long as Licensee commences its efforts to cure within the [***] cure period and thereafter diligently prosecutes its curative efforts to completion, and (ii) if a breach or default is not susceptible to cure, this Agreement may not be terminated so long as within the [***] cure period

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Licensee promptly undertakes all reasonable efforts to mitigate the default or breach and thereafter diligently prosecutes its mitigating efforts to completion. By way of example and not as a limitation, mitigating efforts under the foregoing clause (ii) may, depending on the nature and scope of an alleged default or breach, include issuance of a mutually agreeable form of press release that appropriately addresses an unauthorized use of name under Article VIII.

d.

by a Party in the event that the other Party is in material breach of this Agreement (other than a breach subject to subpart “c” immediately above”) and fails to remedy such material breach within [***] after the other Party’s receipt of written notice thereof (or, with respect to a breach of payment obligations under this Agreement, within [***] after the other Party’s receipt of written notice thereof); provided that, in the event that any such material breach (other than a payment breach) cannot reasonably be cured in such [***] period, then the period to cure such breach shall be extended for so long as the breach Party diligently continues to make efforts to cure such breach, provided, further, that in the event of a good faith dispute with respect to the existence of any such material breach, the cure period will be tolled until such time as the dispute is resolved pursuant to the terms of this Agreement;

e.	at any time by mutual written agreement between the Parties; or

f.	by Board pursuant to Section 13.9.

11.3	Upon termination of this Agreement:

a.	nothing herein will be construed to release a Party of any of its obligations or liabilities maturing prior to the effective date of the termination;

b.

The following provisions shall survive termination of this Agreement: Article I, Section 2.5, Section 3.3 (for the period specified therein), Section 4.2, Section 5.5, Article VII, Article IX (until the [***] anniversary of the termination of this Agreement) (excluding Section 9.11 and Section 9.12, which shall not survive termination of this Agreement other than with respect to MD Anderson’s rights to publish), Section 11.3, Section 12.5, Section 12.6, Section 12.7, and Article XIII;

c.

Subject to Licensee’s payment of any earned royalty or any other amounts due pursuant to Article III of this Agreement, Licensee may, for a period of [***] after the effective date of the termination, sell all Developed Products or Licensed Products and parts therefor that it has on hand at the date of termination; and

d.	Subject to Section 11.3(c), Licensee agrees to cease and desist any use and all Sale of the MDA Licensed IP and Developed Products and Licensed Products.

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

XII. Warranty: Superior-Rights

a.	Except for the rights, if any, of the U.S. Government and CPRIT, Board hereby represents and warrants to Licensee that:

b.	it is the owner or co-owner of the right, title, and interest in and to MDA Licensed IP;

c.	it has the right to grant licenses thereunder; and

d.	it has not knowingly granted licenses thereunder to any other entity that would restrict rights granted hereunder except as stated herein.

12.2	MD Anderson and Licensee each hereby represents and warrants to the other that:

a.

It is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement;

b.

The execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary legally required action and will not violate: (i) such Party’s certificate of incorporation or bylaws, or other terms and conditions of such Party’s existence; (ii) any agreement, instrument or contractual obligation to which such Party is bound in any material respect; or (iii) any order, writ, judgment, injunction, decree, determination or award of any court or governmental agency presently in effect applicable to such Party;

c.	This Agreement is a legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms and conditions; and

d.	It is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any respect with the terms of this Agreement.

12.3

MD Anderson hereby represents and warrants that, as of the Effective Date, to the knowledge of the Director of MD Anderson’s department of Strategic Industry Ventures who is responsible for this transaction, there is no infringement or misappropriation of the patent rights or inventions included in Appendix 1 or Appendix 2 by any Third Party.

12.4

During the term of this Agreement, neither MD Anderson nor Obsidian will incur or permit to exist any lien, encumbrance, charge, security interest, mortgage, liability, grant of license to Third Parties or other restriction, in each case, that would conflict with the rights and licenses granted to the other Party under this Agreement.

12.5

Licensee understands that the MDA Licensed IP may have been developed under a funding agreement with the U.S. Government and, if so, that the U.S. Government may have certain rights relative thereto. This Agreement is explicitly made subject to the U.S. Government’s rights under any such agreement and any Applicable Law. To the extent that there is a conflict between any such agreement or Applicable Law and this Agreement, the terms of such U.S. Government agreement or Applicable Law shall prevail. Licensee agrees that Developed Products or Licensed Products used or Sold in the United States will be manufactured substantially in the United States, unless a written waiver is obtained in advance from the U.S. Government.

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

12.6

LICENSEE UNDERSTANDS AND AGREES THAT BOARD AND MD ANDERSON, BY THIS AGREEMENT, MAKE NO REPRESENTATION AS TO THE OPERABILITY OR FITNESS FOR ANY USE, SAFETY, EFFICACY, APPROVABILITY BY REGULATORY AUTHORITIES, TIME AND COST OF DEVELOPMENT, PATENTABILITY, AND/OR BREADTH OF THE MDA LICENSED IP. BOARD AND MD ANDERSON, BY THIS AGREEMENT, ALSO MAKE NO REPRESENTATION AS TO WHETHER ANY PATENT COVERED BY MDA PATENT RIGHTS IS VALID OR AS TO WHETHER THERE ARE ANY PATENTS NOW HELD, OR WHICH WILL BE HELD, BY OTHERS OR BY BOARD OR MD ANDERSON IN THE LICENSED FIELD, NOR DO BOARD AND MD ANDERSON MAKE ANY REPRESENTATION THAT THE INVENTIONS CONTAINED IN MDA PATENT RIGHTS DO NOT INFRINGE ANY OTHER PATENTS NOW HELD OR THAT WILL BE HELD BY OTHERS OR BY BOARD.

12.7

ANY MATERIALS DELIVERED TO LICENSEE OR ITS DESIGNEE PURSUANT TO THE AGREEMENT ARE UNDERSTOOD TO BE EXPERIMENTAL IN NATURE AND MAY HAVE HAZARDOUS PROPERTIES. BOARD AND MD ANDERSON MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESSED OR IMPLIED WITH RESPECT TO SUCH MATERIALS. BOARD AND MD ANDERSON MAKE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO SUCH MATERIALS, NOR DOES BOARD OR MD ANDERSON REPRESENT OR WARRANT THAT THE USE OF THE MATERIALS WILL NOT INFRINGE ANY PATENT OR OTHER PROPRIETARY RIGHT OF ANOTHER PARTY.

12.8

Licensee, by execution hereof, acknowledges, covenants and agrees that Licensee has not been induced in any way by Board, System, MD Anderson or employees thereof to enter into this Agreement, and further warrants and represents that:

a.	Licensee is entering into this Agreement voluntarily;

b.	Licensee has conducted sufficient due diligence with respect to all items and issues pertaining to this Agreement; and

c.	Licensee has adequate knowledge and expertise, or has used knowledgeable and expert consultants, to adequately conduct such due diligence, and agrees to accept all risks inherent herein.

XIII. General

13.1

This Agreement, together with any appendices, exhibits and/or fully executed amendments hereto, constitutes the entire and only agreement between the Parties for MDA Licensed IP and all other prior negotiations, representations, agreements and understandings related to the subject matter of this Agreement are superseded hereby; provided, however, that this Agreement does not supersede the Collaborative Research & Option Agreement except for those provisions in the Collaborative Research & Option Agreement that are implemented hereby. No Party has relied on any such prior negotiations, representations, agreements and understandings in entering into this Agreement.

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

13.2	Any notice required by this Agreement shall be given by prepaid, first class, certified mail, return receipt requested, addressed in the case of Board and MD Anderson to:

[***]

or in the case of Obsidian to:

[***]

or at such other addresses as may be given from time to time in accordance with the terms of this notice provision.

Communications regarding patent prosecution may be transmitted by electronic mail. For such communications to MD Anderson sent via electronic mail, the electronic mail shall be addressed or copied to: [***].

13.3

Licensee must comply with Applicable Laws in connection with its activities pursuant to this Agreement or MDA Licensed IP, including U.S. Export Administration Regulations, as well as end-user, end-use, and destination restrictions applied by the United States. Licensee acknowledges that the MDA Licensed IP may be subject to U.S. export control jurisdiction.

13.4

This Agreement and all claims arising out of or relating thereto will be governed, construed and enforced in accordance with the laws of the United States of America and of the State of Texas, without regard to its conflict of law provisions. The Texas State Courts of Harris County, Texas (or, if there is exclusive federal jurisdiction, the United States District Court for the Southern District of Texas) shall have exclusive jurisdiction and venue over any dispute arising out of this Agreement, and Licensee consents to the jurisdiction and venue of such courts and hereby explicitly waives the rights to any other venue to which it might be entitled by cause of action, domicile or otherwise.

13.5

The failure of a Party to insist, in any one or more instances, upon the performance of any of the terms, covenants or conditions of this Agreement or to exercise any right hereunder, will not be construed as a waiver or relinquishment of the future performance of any such term, covenant or conditions or the future exercise of such right, and the obligation of the other Party with respect to such future performance will continue in full force and effect.

No item or provision of this Agreement may be altered or amended except by a writing signed by duly authorized representatives of all Parties.

13.6

The headings used herein are included for convenience only and are not to be used in construing or interpreting this Agreement. Except where the context expressly requires otherwise: (a) the use of any gender herein will be deemed to encompass references to any other genders, and the use of the singular will be deemed to include the plural (and vice versa); (b) the words “include”, “includes” and “including” will be deemed to be followed by the phrase “without limitation” and will not be interpreted to limit the provision to which it relates; (c) the word “shall” will be construed to have the same meaning and effect as the word “will”; (d) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

or other document as from time to time amended, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements, or modifications set forth herein); (e) any reference herein to any Person will be construed to include the Person’s successors and assigns; (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, will be construed to refer to this Agreement in each of their entirety, as the context requires, and not to any particular provision hereof; (g) all references herein to Sections, Schedules, Appendices or Exhibits will be construed to refer to Sections, Schedules, Appendices or Exhibits of this Agreement, and references to this Agreement include all Schedules and Exhibits hereto; (h) the word “notice” means notice in writing (whether or not specifically stated) and will include notices, consents, approvals, and other written communications contemplated under this Agreement; (i) provisions that require that a Party, the Parties, or any committee hereunder “agree,” “consent” or “approve” or the like will require that such agreement, consent, or approval be specific and in writing, whether by written agreement, letter, approved minutes, or otherwise (but excluding e-mail and instant messaging); (j) references to any specific law, rule or regulation, article, Section or other division thereof, will be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof; and (k) the term “or” will be interpreted in the inclusive sense commonly associated with the term “and/or.”

13.7

The Parties acknowledge and agree that both Parties substantially participated in negotiating the provisions of this Agreement; therefore, both Parties agree that any ambiguity in this Agreement shall not be construed more favorably toward one Party than the other Party, regardless of which Party primarily drafted this Agreement.

13.8

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, statute, rule, administrative policy, or regulation, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic and legal substance of the underlying transaction, taken as a whole, is not affected in any manner materially adverse to any Party. Upon such determination that: (a) any term or other provision is invalid, illegal or incapable of being enforced, and (b) the economic or legal substance of the underlying transaction, taken as a whole, is affected in a manner materially adverse to any Party, the Parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner to the fullest extent permitted by Applicable Law in order that the underlying transaction be completed as originally contemplated to the fullest extent possible. If the Parties cannot reach agreement on an appropriate amendment, then this Agreement may be immediately terminated by any Party.

13.9

In the event that Licensee or its Affiliate or Sublicensee brings a Patent Challenge or participates as an adverse party in any Patent Challenge (except as required under a court order or subpoena), then the following shall apply: (a) if Licensee or any of its Affiliates is the party bringing, assuming, participating in or assisting in such Patent Challenge, then Board shall be entitled to immediately terminate this Agreement upon written notice to Licensee and (b) if a Sublicensee is the party bringing, assuming, participating in or assisting in such Patent Challenge then (i) Board shall be entitled to immediately terminate the rights hereunder as and to the extent sublicensed to a Sublicensee upon written notice to Licensee and (ii) Board shall grant Licensee a period not to exceed [***] from the date of notice by Board to Licensee of its intention to terminate the Agreement due to such Sublicensee bringing, assuming, participating in or assisting in a Patent Challenge, during which period Licensee may terminate any and all agreements with such

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Sublicensee that contain a sublicense hereunder. If, pursuant to the foregoing clause (ii), Licensee terminates such agreement(s) during such [***] period, then Board shall not be entitled to immediately terminate this Agreement in its entirety by virtue of such Sublicensee bringing, assuming, participating in or assisting in such Patent Challenge. However, if Licensee does not terminate such agreement(s) during such [***] period, then Board shall be entitled to immediately terminate this Agreement in its entirety upon written notice to Licensee thereof.

Any dispute regarding the validity, enforceability or ownership of any patent included in the MDA Patent Rights shall be litigated in the courts located in Houston, Texas, and Licensee agrees not to challenge personal jurisdiction in that forum.

To the extent that Licensee (or its Affiliate or Sublicensee) unsuccessfully brings or participates as an adverse party in any Patent Challenge (except as required under a court order or subpoena), Licensee agrees to reimburse MD Anderson and Board for all costs and fees (including attorney’s fees) paid by MD Anderson and Board in defending against such challenge. Licensee understands and agrees that, in the event Licensee (or its Affiliate or Sublicensee) successfully brings or participates as an adverse party in any Patent Challenge, all payments or other consideration made or otherwise provided by Licensee to MD Anderson prior to a final, non-appealable adjudication of such Patent Challenge shall be non-refundable.

“Patent Challenge” means an action before any court, agency or tribunal seeking to invalidate or otherwise challenge the enforceability of or Board’s ownership of any patent included in the MDA Patent Rights; provided, however, that “Patent Challenge” shall not include (a) Licensee or its Affiliates being an essential party in any patent interference proceeding before the United States Patent and Trademark Office, which interference Licensee or its Affiliates acts in good faith to try to settle, or (b) Licensee, due to its status as an exclusive licensee of patent rights other than the MDA Patent Rights, being named by the licensor of such patent rights as a real party in interest in such an interference, so long as Licensee either abstains from participation in, or acts in good faith to settle the interference. For clarity, a Patent Challenge shall not include arguments made by Licensee that (i) distinguish the inventions claimed in patents or patent applications owned or controlled by Licensee (“Licensee Patents”) from those claimed in the MDA Patent Rights but (ii) do not disparage the MDA Patent Rights or raise any issue of the MDA Patent Rights’ compliance with or sufficiency under applicable patent laws, regulations or administrative rules, in each case (A) in the ordinary course of ex parte prosecution of the Licensee Patents or (B) in inter partes proceedings before the United States Patent and Trademark Office or other agency or tribunal in any jurisdiction (excluding interferences or derivation proceedings), or in arbitration, wherein the Licensee Patents have been challenged.

1.2

If Licensee desires to sponsor research for or related to the MDA Licensed IP, and particularly where Licensee receives payments for sponsored research pursuant to a sublicense under this Agreement, Licensee will notify MD Anderson in writing of all opportunities to conduct this sponsored research (including clinical trials, if applicable), solicit research and/or clinical proposals from MD Anderson for this purpose, and give good faith consideration to funding the proposals at MD Anderson.

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

13.10

This Agreement and any amendments may be executed (including via facsimile or other reliable electronic means of transmitting signed copies such as emailed scanned signed copies) in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and same instrument. Signatures to this Agreement transmitted by facsimile, by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement shall have the same effect as physical delivery of the paper document bearing original signature.

13.11

For the purposes of this Agreement, the Parties shall be, and shall be deemed to be, independent contractors. No Party shall be deemed to be the agent, employee, partner, joint venture, or employee of another Party. No Party shall have authority to make any statements, representations, or commitments of any kind on behalf of another Party, or to take any action purported to be binding on another Party, except as may be expressly provided for herein.

13.12

MD Anderson, as an agency of the State of Texas and a member institution of The University of Texas System, is subject to the constitution and laws of the State of Texas and, under the constitution and laws of the State of Texas, possesses certain rights and privileges, is subject to certain limitations and restrictions, and only has such authority as is granted under the constitution and laws of the State of Texas. Moreover, notwithstanding the generality or specificity of any provision of this Agreement, the provisions of this Agreement as they pertain to MD Anderson are enforceable only to the extent authorized by the constitution and laws of the State of Texas. No Party to this Agreement will be required to perform or commit any act or omission that would violate any Applicable Law, including the constitution and laws of the State of Texas. Notwithstanding anything to the contrary herein, nothing in this Agreement shall obligate The University of Texas System, The Board of Regents of The University of Texas System, MD Anderson, or any other agency of The State of Texas to join, or permit the use of its name or otherwise participate, as a litigant in any litigation or adversarial judicial Proceeding. Nothing in this Agreement shall be deemed as a waiver by Board, System or MD Anderson of its sovereign immunity.

[Signatures Appear on Following Page]

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Agreement.

BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS System, on behalf of THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER

By:	/s/ Omer F. Sultan

Printed	Name: Omer F. Sultan

Title:	SVP, CFO

Date:	10/19/2021 | 6:53 P.M. CDT

Approved as to Content:

By:	/s/ Ferran Prat
Ferran Prat, J.D., Ph.D
Senior Vice President
Research Administration & Industry Relations
M. D. Anderson Cancer Center

Date: 10/19/2021 | 10:00 A.M. PDT

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

OBSIDIAN THERAPEUTICS, INC.

By:	/s/ Paul K. Wotton

Printed	Name: Paul K Wotton

Title:	CEO

Date:	21-Oct-2021

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Appendix 1

[***]

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Appendix 2

[***]

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Appendix 3

Jointly Owned Developed Product IP

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Appendix 4

New MD Anderson Technology

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

EXHIBIT A

[***]

Exhibit A Addendum

CPRIT Contract

[***]

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

EXHIBIT B

[***]

Execution

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

EXHIBIT C

[***]